UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

KYMERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39460	81-2992166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kymera Therapeutics, Inc.

500 North Beacon Street, 4th Floor
Watertown, Massachusetts 02472
(Address of principal executive offices, including zip code)

(857) 285-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KYMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2025, Ellen Chiniara, J.D., Chief Legal Officer of Kymera Therapeutics, Inc. (the “Company”), informed the Company of her intent to retire from the role of Chief Legal Officer, effective September 3, 2025. Ms. Chiniara’s retirement and departure from the Company was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Chiniara will not receive any severance payments or benefits in connection with her departure. The Company thanks Ms. Chiniara for her years of service as Chief Legal Officer.

Effective September 3, 2025, Brian R. Adams, J.D., will succeed Ms. Chiniara as Chief Legal Officer of the Company.

Item 7.01. Regulation FD Disclosure.

On September 3, 2025, the Company issued a press release announcing the retirement of Ms. Chiniara and the appointment of Mr. Adams as the Company’s Chief Legal Officer. A copy of this press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Kymera Therapeutics, Inc. dated September 3, 2025.

104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kymera Therapeutics, Inc.

Date: September 3, 2025	By:	/s/ Nello Mainolfi
Nello Mainolfi
President and Chief Executive Officer